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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities  Exchange Act of 1934
        Date of Report (Date of Earliest Event Reported) July 28, 1999
                                                         -------------

                        GREATER ATLANTIC FINANCIAL CORP.
                        --------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

     Delaware                          000-26467                54-18773112
     --------                          ---------                -----------
(State or other Jurisdiction of       (Commission              (IRS Employer
 Incorporation or Organization)       File Number)           Identification No.)

                    10700 Parkridge Boulevard, Reston, Virginia 20191
                    -------------------------------------------------
                   (Address of Principal Executive Offices) (Zip Code)

                                      (703) 391-1300
                                      --------------
                  (Registrant's Telephone Number, including Area Code)

                                     Not Applicable
                                     --------------
              (Former Name or Former Address, If Changed Since Last Report)









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ITEM 5.  OTHER EVENTS.
         ------------

       On July 28, 1999, Legg Mason Wood Walker, Incorporated purchased 185,000 shares of Common Stock from Greater Atlantic Financial Corp. ("Greater Atlantic") through the exercise of the Over-Allotment Option provided for in the Underwriting Agreement dated June 24, 1999, for $1,634,475. Following the issuance of the 185,000 shares, Greater Atlantic had 3,007,434 shares of Common Stock outstanding.



                                       SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              GREATER ATLANTIC FINANCIAL CORP.



Dated:  July 30, 1999                   By: /s/ Carroll E. Amos
                                           -------------------------------------
                                           Carroll E. Amos
                                           President and Chief Executive Officer